Quarterly Holdings Report
for
Fidelity® SAI Sustainable Emerging Markets Equity Fund
January 31, 2023

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.
ESP-NPRT1-0423
1.9905639.100
Common Stocks - 92.3%
	Shares	Value ($)
Bermuda - 0.8%
Credicorp Ltd. (United States)	93	12,490
Kunlun Energy Co. Ltd.	12,110	9,551
TOTAL BERMUDA		22,041
Brazil - 2.1%
Localiza Rent a Car SA	13	108
Localiza Rent a Car SA	3,148	36,718
Pet Center Comercio e Participacoes SA	3,600	5,134
Raia Drogasil SA	1,861	9,103
Suzano Papel e Celulose SA	675	6,165
TOTAL BRAZIL		57,228
Cayman Islands - 23.4%
Alibaba Group Holding Ltd. (a)	6,713	92,295
Alibaba Group Holding Ltd. sponsored ADR (a)	109	12,012
Chailease Holding Co. Ltd.	2,620	19,728
Hansoh Pharmaceutical Group Co. Ltd. (b)	1,763	3,608
JD.com, Inc. sponsored ADR	610	36,313
Li Ning Co. Ltd.	1,233	12,189
Meituan Class B (a)(b)	1,910	42,700
NetEase, Inc. ADR	505	44,748
New Horizon Health Ltd. (a)(b)	1,311	5,103
Pinduoduo, Inc. ADR (a)	440	43,111
Sea Ltd. ADR (a)	286	18,433
Shenzhou International Group Holdings Ltd.	2,389	30,086
Silergy Corp.	1,099	22,345
Sunny Optical Technology Group Co. Ltd.	1,208	16,305
Tencent Holdings Ltd.	2,949	143,702
Trip.com Group Ltd. ADR (a)	677	24,887
Wuxi Biologics (Cayman), Inc. (a)(b)	4,184	34,938
XP, Inc. Class A (a)	759	13,525
Zai Lab Ltd. ADR (a)	291	12,263
TOTAL CAYMAN ISLANDS		628,291
China - 8.4%
China Construction Bank Corp. (H Shares)	83,852	54,277
China Merchants Bank Co. Ltd. (H Shares)	1,950	12,648
China Tourism Group Duty Free Corp. Ltd. (H Shares) (a)(b)	239	7,323
Haier Smart Home Co. Ltd.	3,641	13,428
Kweichow Moutai Co. Ltd. (A Shares)	78	21,393
Ping An Insurance Group Co. of China Ltd. (H Shares)	5,973	46,396
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	582	28,784
Sinopharm Group Co. Ltd. (H Shares)	2,000	4,902
Wuliangye Yibin Co. Ltd. (A Shares)	1,147	35,703
TOTAL CHINA		224,854
Colombia - 0.2%
Bancolombia SA sponsored ADR	135	4,084
Hong Kong - 0.8%
China Resources Beer Holdings Co. Ltd.	2,361	17,774
Sinotruk Hong Kong Ltd.	1,695	2,931
TOTAL HONG KONG		20,705
Hungary - 1.1%
OTP Bank PLC	622	18,714
Richter Gedeon PLC	498	11,225
TOTAL HUNGARY		29,939
India - 10.8%
Axis Bank Ltd.	1,077	11,535
Axis Bank Ltd. GDR (Reg. S)	52	2,772
Bharti Airtel Ltd.	2,447	23,106
HDFC Bank Ltd. sponsored ADR	619	41,696
HDFC Standard Life Insurance Co. Ltd. (b)	1,761	12,506
Hindustan Unilever Ltd.	245	7,746
Housing Development Finance Corp. Ltd.	785	25,325
ICICI Bank Ltd.	2,205	22,608
Infosys Ltd. sponsored ADR	1,812	34,066
Larsen & Toubro Ltd.	1,051	27,418
NTPC Ltd.	3,203	6,723
Reliance Industries Ltd.	289	8,355
Reliance Industries Ltd. sponsored GDR (b)	659	37,761
Tata Consultancy Services Ltd.	165	6,825
Tata Steel Ltd.	14,667	21,647
TOTAL INDIA		290,089
Indonesia - 2.6%
PT Bank Central Asia Tbk	49,496	28,089
PT Bank Mandiri (Persero) Tbk	29,108	19,396
PT Bank Rakyat Indonesia (Persero) Tbk	42,423	13,010
PT Telkom Indonesia Persero Tbk	31,158	8,052
TOTAL INDONESIA		68,547
Korea (South) - 15.9%
Db Insurance Co. Ltd.	250	13,307
Hana Financial Group, Inc.	202	8,015
Hansol Chemical Co. Ltd.	66	11,366
Hyundai Fire & Marine Insurance Co. Ltd.	541	13,604
Hyundai Mipo Dockyard Co. Ltd. (a)	145	9,511
Hyundai Motor Co.	85	11,573
KB Financial Group, Inc.	79	3,596
LG Chemical Ltd.	93	52,425
LG Energy Solution (a)	34	14,444
LG H & H Co. Ltd.	16	9,688
NAVER Corp.	162	26,880
POSCO	198	48,595
Samsung Electronics Co. Ltd.	2,472	122,981
Shinhan Financial Group Co. Ltd.	255	8,612
SK Hynix, Inc.	637	46,027
Woori Financial Group, Inc.	539	5,615
Woori Financial Group, Inc. ADR	669	21,201
TOTAL KOREA (SOUTH)		427,440
Mexico - 4.9%
CEMEX S.A.B. de CV sponsored ADR (a)	823	4,395
Grupo Aeroportuario del Sureste S.A.B. de CV Series B	257	6,980
Grupo Aeroportuario Norte S.A.B. de CV	2,872	26,189
Grupo Financiero Banorte S.A.B. de CV Series O	4,609	38,229
Wal-Mart de Mexico SA de CV Series V	14,332	56,139
TOTAL MEXICO		131,932
Philippines - 0.2%
Ayala Land, Inc.	8,903	4,792
Saudi Arabia - 0.6%
Dr Sulaiman Al Habib Medical Services Group Co.	257	16,024
South Africa - 4.5%
Absa Group Ltd.	2,527	28,879
Bid Corp. Ltd.	375	7,726
Gold Fields Ltd. sponsored ADR	580	6,635
Impala Platinum Holdings Ltd.	1,557	18,017
MTN Group Ltd.	4,426	37,359
Naspers Ltd. Class N	118	22,814
TOTAL SOUTH AFRICA		121,430
Taiwan - 12.9%
E.SUN Financial Holdings Co. Ltd.	11,142	9,118
eMemory Technology, Inc.	404	22,132
Hon Hai Precision Industry Co. Ltd. (Foxconn) GDR (Reg. S)	3,092	20,531
MediaTek, Inc.	1,370	33,072
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	2,706	250,922
Unimicron Technology Corp.	2,041	9,389
TOTAL TAIWAN		345,164
Thailand - 1.8%
CP ALL PCL (For. Reg.)	12,641	25,682
Kasikornbank PCL (For. Reg.)	1,653	7,333
SCB X PCL (For. Reg.)	1,627	5,183
Thai Beverage PCL	16,823	8,986
TOTAL THAILAND		47,184
United Arab Emirates - 0.4%
Abu Dhabi Commercial Bank PJSC	4,827	11,052
United States of America - 0.9%
Li Auto, Inc. ADR (a)	929	23,132
TOTAL COMMON STOCKS (Cost $2,320,109)		2,473,928

Nonconvertible Preferred Stocks - 1.3%
	Shares	Value ($)
Brazil - 1.3%
Itau Unibanco Holding SA (Cost $38,713)	7,087	35,363

Government Obligations - 0.3%
	Principal Amount (c)	Value ($)
United States of America - 0.3%
U.S. Treasury Bills, yield at date of purchase 4.13% 2/9/23 (d) (Cost $9,991)	10,000	9,991

Money Market Funds - 5.6%
	Shares	Value ($)
Fidelity Cash Central Fund 4.38% (e) (Cost $149,474)	149,444	149,474

TOTAL INVESTMENT IN SECURITIES - 99.5% (Cost $2,518,287)	2,668,756
NET OTHER ASSETS (LIABILITIES) - 0.5%	12,158
NET ASSETS - 100.0%	2,680,914

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	1	Mar 2023	52,230	150	150

The notional amount of futures purchased as a percentage of Net Assets is 1.9%

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $143,939 or 5.4% of net assets.

(c)	Amount is stated in United States dollars unless otherwise noted.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $9,991.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.38%	56,344	402,764	309,634	1,387	-	-	149,474	0.0%
Total	56,344	402,764	309,634	1,387	-	-	149,474

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Government Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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